UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 27, 2006
HUDSON CITY BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-26001	22-3640393
(State or other
jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)
West 80 Century Road
Paramus, New Jersey 07652
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (201) 967-1900
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On June 26, 2006, the Office of Thrift Supervision (“OTS”) approved Hudson City Bancorp, Inc.’s (the “Company”) and Hudson City Savings Bank’s (the “Bank”) application on Form H-(e) to acquire Sound Federal Bancorp, Inc. (“Sound”) pursuant to the terms of the Agreement and Plan of Merger between the Company and Sound, dated February 8, 2006.
Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits
The following Exhibit is filed as part of this report.
99.1	Press Release, dated June 27, 2006, announcing that the OTS approved the Company’s acquisition of Sound.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON CITY BANCORP, INC.
By:	/s/ Denis J. Salamone
Denis J. Salamone
Senior Executive Vice President and Chief Operating Officer

     Dated: June 27, 2006

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

Exhibit 99.1	Press Release, dated June 27, 2006, announcing that the OTS approved the Company’s acquisition of Sound.